UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 24, 2012

Date of report (Date of earliest event reported)

ALTRA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33209	61-1478870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201, Braintree, Massachusetts	02184
(Address of principal executive offices)	(Zip Code)

(781) 917-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2012, Altra Holdings, Inc., a Delaware corporation (the “Company”), granted 1,500 shares of restricted common stock to Glenn E. Deegan, the Company’s Vice President, Legal and Human Resources, General Counsel and Secretary . The restricted stock award will vest in equal installments on August 15, 2012 and August 15, 2013. This grant was made pursuant to the discretionary authority granted by the Personnel & Compensation Committee of the Board of Directors to the Company’s CEO to award up to an aggregate of 25,000 shares of restricted common stock to Company employees for services the CEO determines to be beneficial to the Company and above and beyond the scope of such employee’s regular services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.

By:	/s/ Glenn E. Deegan
	Name:	Glenn E. Deegan
	Title:	Vice President, Legal and Human Resources, General Counsel and Secretary

Date: March 19, 2012